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                                                                    Exhibit 21.1
Form 10-K

SUBSIDIARIES OF SKY FINANCIAL GROUP, INC.

December 31, 2001
                                                               JURISDICTION OF
                                                               INCORPORATION
NAME OF ENTITY                                                 OR ORGANIZATION
--------------                                                 ---------------


A.   Issuer and Parent Company

     Sky Financial Group, Inc.                                  Ohio
     Bowling Green, Ohio



B.   Bank Holding Company Subsidiaries of Issuer

     1.  First Western Bancorp, Inc. (inactive)                 Pennsylvania
         New Castle, Pennsylvania
         Sky Financial Group, Inc. owns 100%

         a.   First Western Capital Trust I                     Delaware
              Wilmington, Delaware
              First Western Bancorp, Inc. owns 100%

         b.   Sky Holdings, Inc.                                Delaware
              Wilmington, Delaware
              First Western Bancorp, Inc.
              owns 100%



C.   Bank Subsidiaries of Issuer

     1.  Sky Bank                                               Ohio
         Salineville, Ohio
         Sky Financial Group, Inc. owns 100%

         a. First Western Insurance Services, Inc. (inactive) Pennsylvania New Castle, Pennsylvania
              Sky Bank owns 100%

         b.   Insurance Holding Company                         Michigan
              Bryan, Ohio
              Sky Bank owns 100%

              1)  Meyer & Eckenrode Insurance Group, Inc.       Pennsylvania
                  Carnegie, Pennsylvania
                  Insurance Holding Company owns 100%

                  i.  M&E Investment Group, Inc.                Pennsylvania
                      Carnegie, Pennsylvania
                      Meyer & Eckenrode Insurance Group, Inc.
                      owns 100%
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              2)  Picton Cavanaugh, Inc.                        Ohio
                  Toledo, Ohio
                  Insurance Holding Company owns 100%

              3)  Sky Title Insurance Agency, LLC (inactive)    Michigan
                  Adrian, Michigan
                  Insurance Holding Company owns 100%

         c.   Mid Am Title Insurance Agency, Inc. (inactive)    Michigan
              Adrian, Michigan
              Sky Bank owns 100%

         d.   Sky Access, Inc.                                  Ohio
              Lisbon, Ohio
              Sky Bank owns 100%

     2.  Sky Trust, National Association                        United States
         Pepper Pike, Ohio
         Sky Financial Group, Inc. owns 100%



D.   Financial Service Subsidiaries of Issuer

     1.  Celaris Group, Inc. (acquired 1/28/02)                 Ohio
         Bowling Green, Ohio
         Sky Financial Group, Inc. owns 100%

     2.  Freedom Financial Life Insurance Company               Arizona
         Phoenix, Arizona
         Sky Financial Group, Inc. owns 77%

     3.  Mid Am Capital Trust I                                 Delaware
         Wilmington, Delaware
         Sky Financial Group, Inc. owns 100%

     4.  Mid Am Financial Services, Inc. (inactive)             Indiana
         Carmel, Indiana
         Sky Financial Group, Inc. owns 100%

     5.  Sky Asset Management Services, Inc. (inactive)         Ohio
         Clearwater, Florida
         Sky Financial Group, Inc. owns 100%

     6.  Sky Financial Capital Trust I                          Delaware
         Wilmington, Delaware
         Sky Financial Group, Inc. owns 100%

     7.  Sky Financial Solutions, Inc.                          Ohio
         Columbus, Ohio
         Sky Financial Group, Inc. owns 100%

         a.   Sky Financial Securitization Corp. I              Delaware
              Wilmington, Delaware
              Sky Financial Solutions, Inc. owns 100%
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         b.   Sky Financial Securitization Corp. II             Delaware
              Wilmington, Delaware
              Sky Financial Solutions, Inc. owns 100%

         c.   Sky Financial Securitization Corp. III            Delaware
              Wilmington, Delaware
              Sky Financial Solutions, Inc. owns 100%

         d.   Sky Loan Funding Corporation                      Delaware
              Wilmington, Delaware
              Sky Financial Solutions, Inc. owns 100%

     8.  Sky Technology Resources, Inc.                         Ohio
         Bowling Green, Ohio
         Sky Financial Group, Inc. owns 100%